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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2013 to September 30, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2013

ING Money Market Fund

Classes A, B, C, I, L, O, and W

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Fed, potential war in the Middle East and rising interest rates, equity markets turned in exceptional performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1	Please see the “Additional Information” section regarding rebranding details on page 26.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through September, by which point the Index had added another 8.26%. (The MSCI World IndexSM returned 8.87% for the six-months ended September 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. The securities and currencies of a number of emerging markets were hit particularly hard, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2. From there the Index retreated 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. With U.S. unemployment falling to 7.3%, the economy growing at 2.5% and core inflation tame at 1.8%, investors were becoming increasingly reconciled to a September 18 announcement by the Federal Reserve of the imminent tapering of their bond purchases. Middle East tensions eased and by the time Chairman Bernanke prepared to speak on that day, the Index was again at a peak for 2013. It received another boost when Mr. Bernanke surprised the world by saying that purchases would be maintained at present levels. It didn’t last. After all, tapering had only been postponed. And there were other things to worry about, like Congressional gridlock that might shut the government down at the end of September and in mid-October trigger a debt ceiling crisis of the type that hit markets so hard in 2011.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.77% in the six months through September, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 7.69%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.81%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.31%, albeit down 2.5% from its September 18 record closing high. The consumer discretionary sector did best with a gain of 15.13%, followed by industrials 11.97%. The worst performers were the previously in-favor telecommunications sector -3.44% and utilities -2.55%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 5.23% against the euro during the six months and 6.10% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds were partly reinvested in other currencies. But the dollar advanced 4.30% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 16.22% in the six months through September. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices started rising again, necessary to encourage consumers and companies to spend, although it was mostly driven by energy costs. The MSCI Europe ex UK® Index rose 9.60%, the euro zone at last reporting a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The numbers unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. The closely watched composite purchasing managers’ index recorded six straight months of expansion. The MSCI UK® Index added only 2.79%, weighed down by weak Energy and Banking sectors. GDP in the second quarter of 2013 registered an improved 0.7% growth rate, with the third quarter looking even better. Purchasing managers’ indices powered ahead and unemployment receded to 7.7%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2013

(as a percentage of net assets)

Asset Backed Commercial Paper	24.7%
Other Note	20.9%
Treasury Debt	13.7%
Government Agency Repurchase Agreement	12.4%
Financial Company Commercial Paper	9.0%
Certificates of Deposit	7.4%
Government Agency Debt	4.6%
Other Instrument	4.0%
Other Commercial Paper	1.9%
Assets in Excess of Other Liabilities	1.4%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Portfolio Specifics: The major economic themes driving the markets during the six-month period ended September 30, 2013 were a continuing weak economic recovery, an improving but still weak labor market, an improved housing market that is no longer a headwind due to increasing prices and affordability, and tame inflation.

The uncertainty as to the timing of the start of tapering of the quantitative easing monthly asset purchases and the potential amount of cuts also had an impact on asset prices and longer-term interest rates. The U.S. Federal Reserve Board (the “Fed”) did not announce the start of tapering in September as the vast majority of market participants and observers had anticipated. This was partially due to the uncertainty surrounding the impact from the political stalemate in Congress over raising the debt ceiling limit and extending the continuing budget resolution. Yields on money market securities remained at the extreme low end of their historical range offering very little income potential for money market funds and investors Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remain our primary objectives for the Fund. Maximizing the yield and return of the Fund remains a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Investment Adviser and Distributor continue to waive fees. The Fund followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Fund ended the period with a 46-day weighted average maturity (“WAM”), which was slightly shorter than the peer average of 50 days for the iMoneyNet First Tier Retail category at the end of the period, but did have a higher WAM for the majority of the period.

The Fund continued to have limited exposure to the European banks during the period by investing in only those issuers that we had the highest confidence of being able to weather the difficult economic and credit conditions in the euro zone. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt in order to reduce credit risk further.

Current Strategy & Outlook: Our current strategy for the Fund will continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk, as these backups would be expected to be temporary in nature in light of the Fed’s position on holding the federal funds target rate in the 0% to 0.25% range for the foreseeable future. Credit exposure and risk will remain limited, but could be increased as credit conditions potentially improve, particularly in Europe.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Fund flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repurchase agreements and other lower risk short-term liquidity securities, including U.S. government securities.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE AS OF SEPTEMBER 30, 2013 (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio		Expenses Paid During the Year Ended September 30, 2013*	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio		Expenses Paid During the Year Ended September 30, 2013*
Class A	$1,000.00	$1,000.00	0.21	%•	$1.05	$1,000.00	$1,024.02	0.21	%•	$1.07
Class B	1,000.00	1,000.00	0.21	%•	1.05	1,000.00	1,024.02	0.21	%•	1.07
Class C	1,000.00	1,000.00	0.21	%•	1.05	1,000.00	1,024.02	0.21	%•	1.07
Class I	1,000.00	1,000.00	0.21	%•	1.05	1,000.00	1,024.02	0.21	%•	1.07
Class L	1,000.00	1,000.00	0.21	%•	1.05	1,000.00	1,024.02	0.21	%•	1.07
Class O	1,000.00	1,000.00	0.21	%•	1.05	1,000.00	1,024.02	0.21	%•	1.07
Class W	1,000.00	1,000.00	0.21	%•	1.05	1,000.00	1,024.02	0.21	%•	1.07

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

•	Expense ratios reflect waivers of 0.42%, 1.42%, 1.42%, 0.42%, 0.42%, 0.67% and 0.42% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a yield of not less than zero (Note 4).

STATEMENT OFASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED)

ASSETS:
Repurchase agreements	$31,416,000
Short-term investments at amortized cost	218,004,605
Cash	11,015
Receivables:
Investment securities sold	19,049,937
Fund shares sold	1,407,300
Interest	135,465
Prepaid expenses	51,635
Receivable due from manager	95,574

Total assets	270,171,531

LIABILITIES:
Payable for investment securities purchased	16,573,144
Payable for fund shares redeemed	554,226
Payable for investment management fees	82,205
Payable for administrative fees	16,441
Payable for distribution and shareholder service fees	4,296
Payable for directors fees	6,358
Other accrued expenses and liabilities	58,947

Total liabilities	17,295,617

NET ASSETS	$252,875,914

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$252,849,929
Distributions in excess of net investment income	(33,330)
Accumulated net realized gain	59,315

NET ASSETS	$252,875,914

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Class A
Net assets	$165,524,883
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	165,519,762
Net asset value and redemption price per share†	$1.00
Class B
Net assets	$1,413,308
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,413,144
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$3,904,272
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,904,246
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$67,925,388
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	67,921,532
Net asset value and redemption price per share	$1.00
Class L
Net assets	$3,778,577
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,778,301
Net asset value and redemption price per share	$1.00
Class O
Net assets	$10,267,486
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	10,266,768
Net asset value and redemption price per share	$1.00
Class W
Net assets	$62,000
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	62,011
Net asset value and redemption price per share	$1.00

† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$427
Interest, net of foreign taxes withheld*	258,535

Total investment income	258,962

EXPENSES:
Investment management fees	500,062
Distribution and shareholder service fees:
Class B	7,988
Class C	14,033
Class O	13,191
Transfer agent fees:
Class A	40,816
Class B	404
Class C	708
Class I	17,583
Class L	1,023
Class O	2,669
Class W	23
Administrative service fees	100,014
Shareholder reporting expense	13,490
Registration fees	46,586
Professional fees	23,147
Custody and accounting expense	24,405
Directors fees	6,255
Miscellaneous expense	6,952
Interest expense	1,996

Total expenses	821,345
Net waived and reimbursed fees	(562,383)

Net expenses	258,962

Net investment income	—

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain	26,211

Increase in net assets resulting from operations	$26,211

* Foreign taxes withheld	$340

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2013	Year Ended March 31, 2013
FROM OPERATIONS:
Net realized gain	$26,211	$47,896

Increase in net assets resulting from operations	26,211	47,896

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(48,030)
Class B	—	(578)
Class C	—	(549)
Class I	—	(23,596)
Class L	—	(1,340)
Class O	—	(2,887)
Class W	—	(28)

Total distributions	—	(77,008)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	209,994,799	491,697,104
Reinvestment of distributions	—	73,948

	209,994,799	491,771,052
Cost of shares redeemed	(222,003,636)	(499,667,231)

Net decrease in net assets resulting from capital share transactions	(12,008,837)	(7,896,179)

Net decrease in net assets	(11,982,626)	(7,925,291)

NET ASSETS:
Beginning of year or period	264,858,540	272,783,831

End of year or period	$252,875,914	$264,858,540

Distributions in excess of net investment income at end of year or period	$(33,330)	$(33,330)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions											Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/ or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000's)	(%)
Class A
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.63	0.21	(4)	0.21	0.00	*	165,525	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00	*	164,203	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(6)	0.28	0.00	*	166,570	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—	—		—	1.00	0.00	†	0.60	0.33	(7)	0.33	(0.00	)*	196,702	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(8)	0.46	0.01		182,097	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.51	(a)	0.70	0.69		0.69	1.53		235,783	—
Class B
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		1.63	0.21	(4)	0.21	0.00	*	1,413	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(5)	0.35	0.00	*	1,908	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.65	0.28	(6)	0.28	0.00	*	3,014	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	1.60	0.33	(7)	0.33	(0.00	)*	4,377	—
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	1.70	0.46	(8)	0.46	0.01		4,886	—
03-31-09	1.00	0.01		(0.00	)*	0.01		0.01		—		—	0.01		—	1.00	0.71	(a)	1.70	1.44		1.44	0.64		9,583	—
Class C
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		1.63	0.21	(4)	0.21	(0.00	)*	3,904	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(5)	0.35	0.00	*	2,105	—
07-29-11(9) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.65	0.28	(6)	0.28	0.00	*	2,040	—
Class I
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.63	0.21	(4)	0.21	0.00	*	67,925	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00	*	81,466	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(6)	0.28	(0.01)		84,557	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.60	0.33	(7)	0.33	(0.00	)*	100,505	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(8)	0.46	0.00	*	38,498	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.52	(a)	0.70	0.69		0.69	1.57		45,633	—
Class L(10)
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.63	0.21	(4)	0.21	0.00	*	3,779	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00	*	4,399	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(6)	0.28	0.00	*	5,526	—
03-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.00	†	0.60	0.33	(7)	0.33	(0.00	)*	6,828	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(8)	0.46	0.01		7,433	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.51	(a)	0.70	0.69		0.69	1.57		12,571	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

		Income (loss) from investment operations						Less distributions											Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/ or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000's)	(%)
Class O
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.88	0.21	(4)	0.21	0.00	*	10,267	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.89	0.35	(5)	0.35	0.00	*	10,679	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.90	0.28	(6)	0.28	0.00	*	11,048	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.85	0.33	(7)	0.33	(0.00	)*	11,470	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.95	0.46	(8)	0.46	0.01		14,945	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—		—	0.02		—	1.00	1.53	(a)	0.95	0.69		0.69	1.61		20,277	—
Class W
09-30-13	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.63	0.21	(4)	0.21	0.00	*	62	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00	*	99	—
07-29-11(9) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		0.65	0.28	(6)	0.28	0.00	*	29	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios reflect waivers of 0.42%, 1.42%, 1.42%, 0.42%, 0.42%, 0.67% and 0.42% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(5)	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(6)	Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(7)	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(8)	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(9)	Commencement of operations.
(10)	Effective July, 29, 2011, Class C shareholders were converted to Class L shares of the Fund.
(a)	There was no impact on total return by a capital support agreement in 2008.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transactions losses.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are eight separate active series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board of Directors (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its net asset value (“NAV”), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required.

Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. Class B and Class C shares of the Fund have an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have an Amended and

Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. For the period ended September 30, 2013, the Distributor waived $13,191 of such fees.

ING Investments and IID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2014. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the period ended September 30, 2013, ING Investments and IID waived $527,171 of management fees and $22,021 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$5,991	$1,997
Class C	10,525	3,508

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of September 30, 2013, amounts of waived management fees that are subject to possible

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

recoupment by ING Investments, and the related expiration dates are as follows:

September 30,
2014	2015	2016	Total
$998,688	$876,834	$975,170	$2,850,692

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2013, the Distributor retained the following amounts in sales charges:

Class C
Contingent Deferred Sales Charges:
Money Market	$699

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2013, ING National Trust, ING Life Insurance and Annuity Company, and IID, indirect, wholly-owned subsidiaries of ING U.S., Inc., owned 22.41%, 21.27%, and 17.13% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various

“notional” funds advised by ING Investments until distribution in accordance with the Plan.

The Investment Adviser made voluntary payments of $625,000 and $285,840 during the years ended March 31, 2010 and March 31, 2011, respectively, to reimburse the Fund for prior years’ investment transaction losses.

NOTE 6 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit was available were a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the 6 month period ended September 30, 2013 the Fund utilized the line of credit as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Money Market	11	$5,998,636	1.10%

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
9/30/2013	197,826,662	—	—	(196,521,313)	1,305,349	197,826,663	—	—	(196,521,313)	1,305,350
3/31/2013	472,305,235	—	47,736	(474,701,639)	(2,348,668)	472,305,235	—	47,736	(474,701,639)	(2,348,668)
Class B
9/30/2013	92,059	—	—	(586,818)	(494,759)	92,060	—	—	(586,818)	(494,758)
3/31/2013	343,096	—	538	(1,449,879)	(1,106,245)	343,096	—	538	(1,449,879)	(1,106,245)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class C
9/30/2013	2,951,379	—	—	(1,152,105)	1,799,274	2,951,378	—	—	(1,152,105)	1,799,273
3/31/2013	1,807,558	—	543	(1,743,270)	64,831	1,807,557	—	543	(1,743,270)	64,830
Class I
9/30/2013	8,236,825	—	—	(21,785,214)	(13,548,389)	8,236,825	—	—	(21,785,213)	(13,548,388)
3/31/2013	12,969,304	—	23,560	(16,074,128)	(3,081,264)	12,969,304	—	23,560	(16,074,129)	(3,081,265)
Class L(1)
9/30/2013	—	—	—	(620,677)	(620,677)	—	—	—	(620,678)	(620,678)
3/31/2013	—	—	1,335	(1,127,704)	(1,126,369)	—	—	1,335	(1,127,704)	(1,126,369)
Class O
9/30/2013	878,024	—	—	(1,290,269)	(412,245)	878,023	—	—	(1,290,269)	(412,246)
3/31/2013	4,198,247	—	206	(4,566,918)	(368,465)	4,198,247	—	207	(4,566,918)	(368,464)
Class W
9/30/2013	9,850	—	—	(47,240)	(37,390)	9,850	—	—	(47,240)	(37,390)
3/31/2013	73,665	—	28	(3,692)	70,001	73,665	—	29	(3,692)	70,002

(1)	Effective July 29, 2011, Class C shareholders were converted to Class L shares of the Fund.

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the six months ended September 30, 2013. The tax composition of dividends and distributions to shareholders for the year ended March 31, 2013 was:

Ordinary Income	Long-term Capital Gains
$76,644	$364

The tax-basis components of distributable earnings as of March 31, 2013 were:

Undistributed Ordinary Income
$33,104

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of September 30, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V.

(“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — RESTRUCTURING PLAN (continued)

approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of the Fund approved a new advisory and sub-advisory agreement on May 6, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of

ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 11 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

ASSET BACKED COMMERCIAL PAPER: 24.7%
10,750,000		Barton Capital LLC, 0.080%, due 10/03/13	$10,749,952	4.2
10,500,000		Concord Minutemen Capital Co., 0.199%, due 10/01/13	10,500,000	4.1
10,650,000		Crown Point Capital Co., 0.197%, due 10/01/13	10,650,000	4.2
5,250,000		Jupiter Securitization Company LLC, 0.220%, due 10/04/13	5,249,904	2.1
2,000,000		Jupiter Securitization Company LLC, 0.240%, due 12/17/13	1,998,973	0.8
1,050,000		Jupiter Securitization Company LLC, 0.299%, due 03/28/14	1,048,443	0.4
2,000,000		Jupiter Securitization Company LLC, 0.301%, due 06/06/14	1,995,867	0.8
1,250,000		Old Line Funding LLC, 0.200%, due 10/21/13	1,249,861	0.5
7,750,000	#	Old Line Funding LLC, 0.214%, due 10/04/13	7,750,000	3.1
1,500,000		Old Line Funding LLC, 0.240%, due 12/20/13	1,499,200	0.6
1,472,000		Thunder Bay Funding LLC, 0.200%, due 10/10/13	1,471,926	0.6
3,000,000		Thunder Bay Funding LLC, 0.210%, due 11/15/13	2,999,213	1.2
5,250,000		Thunder Bay Funding LLC, 0.230%, due 12/06/13	5,247,786	2.1
		Total Asset Backed Commercial Paper (Cost $62,411,125)	62,411,125	24.7

CERTIFICATES OF DEPOSIT: 7.4%
750,000		Commonwealth Bank of Australia, 0.170%, due 12/19/13	750,000	0.3
2,000,000		Royal Bank of Canada NY, 0.688%, due 10/01/13	2,001,554	0.8
4,250,000		Standard Chartered Bank HK, 0.325%, due 01/03/14	4,246,400	1.7

Principal Amount†			Value	Percentage of Net Assets

CERTIFICATES OF DEPOSIT: (continued)
4,500,000		Standard Chartered Bank NY, 0.310%, due 10/07/13	$4,500,019	1.8
1,150,000		Svenska Handelsbanken NY, 0.210%, due 12/06/13	1,150,010	0.4
3,000,000		Svenska Handelsbanken NY, 0.240%, due 01/03/14	3,000,000	1.2
1,500,000		Toronto Dominion Bank NY, 0.550%, due 09/18/14	1,503,055	0.6
1,500,000		Westpac Banking Corp./NY, 0.353%, due 11/01/13	1,499,935	0.6
		Total Certificates of Deposit (Cost $18,650,973)	18,650,973	7.4

FINANCIAL COMPANY COMMERCIAL PAPER: 9.0%
5,000,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 10/18/13	5,000,000	2.0
6,250,000		Commonwealth Bank of Australia, 0.160%, due 01/02/14	6,247,417	2.5
175,000		General Electric Capital Corp., 0.090%, due 10/02/13	175,000	0.1
1,100,000		Standard Chartered Bank, 0.180%, due 10/03/13	1,099,989	0.4
6,500,000		Toronto Dominion Bank Ltd., 0.220%, due 01/03/14	6,496,266	2.5
2,250,000		Toronto Dominion Holding USA, 0.095%, due 10/24/13	2,249,863	0.9
250,000		UBS Finance Delaware LLC, 0.130%, due 10/01/13	250,000	0.1
1,250,000		Westpac Securities NZ Ltd., 0.195%, due 11/27/13	1,249,614	0.5
		Total Financial Company Commercial Paper (Cost $22,768,149)	22,768,149	9.0

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

GOVERNMENT AGENCY DEBT: 4.6%
2,750,000	Fannie Mae Discount Notes, 0.020%, due 11/06/13	$2,749,945	1.1
390,000	Fannie Mae Discount Notes, 0.030%, due 11/15/13	389,985	0.1
1,800,000	Federal Home Loan Bank Discount Notes, 0.020%, due 11/08/13	1,799,962	0.7
250,000	Federal Home Loan Bank Discount Notes, 0.030%, due 11/20/13	249,989	0.1
5,500,000	Federal Home Loan Bank Discount Notes, 0.030%, due 11/27/13	5,499,739	2.2
1,000,000	Freddie Mac Discount Notes, 0.025%, due 11/05/13	999,976	0.4
	Total Government Agency Debt (Cost $11,689,596)	11,689,596	4.6

GOVERNMENT AGENCY REPURCHASE AGREEMENT: 12.4%
11,416,000	Deutsche Bank Repurchase Agreement dated 9/30/13, 0.100%, due 10/01/13, $18,914,053 to be received upon repurchase (Collateralized by $19,975,000, FNPR, FMNT, FHOR, FHLB, 0.250-7.125%, Market Value plus accrued interest $19,292,468 due 1/16/15-1/15/30)	11,416,000	4.5
20,000,000	Morgan Stanley Repurchase Agreement dated 09/30/2013, 0.05%, due 10/01/13, $20,000,028, to be received upon repurchase (Collateralized by $20,201,000 FMNT, 0.50%-6.25%, Market Value plus accrued interest $20,400,397, due 10/15/2013-11/23/2035)	20,000,000	7.9
	Total Government Agency Repurchase Agreement (Cost $31,416,000)	31,416,000	12.4

Principal Amount†			Value	Percentage of Net Assets

OTHER COMMERCIAL PAPER: 1.9%
4,900,000		Toyota Motor Credit Corp., 0.040%, due 10/03/13	$4,899,989	1.9
		Total Other Commercial Paper (Cost $4,899,989)	4,899,989	1.9

OTHER INSTRUMENT: 4.0%
10,000,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, due 10/01/13	10,000,000	4.0
		Total Other Instrument (Cost $10,000,000)	10,000,000	4.0

OTHER NOTE: 20.9%
5,250,000		American Honda Finance, 0.050%, due 10/01/13	5,250,000	2.1
250,000		American Honda Finance, 0.060%, due 10/04/13	249,999	0.1
2,250,000	#	American Honda Finance, 0.288%, due 10/17/13	2,250,000	0.9
250,000	#	American Honda Finance, 0.296%, due 11/08/13	250,018	0.1
2,000,000	#	American Honda Finance, 0.331%, due 12/05/13	2,000,000	0.8
500,000	#	American Honda Finance, 1.850%, due 09/19/14	507,166	0.2
2,500,000	#	ANZ New Zealand Int’l Ltd., 1.252%, due 12/20/13	2,505,638	1.0
250,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, due 01/10/14	251,204	0.1
250,000	#	Commonwealth Bank of Australia, 0.750%, due 10/28/13	250,101	0.1
1,755,000	#	Commonwealth Bank of Australia, 0.984%, due 12/17/13	1,761,173	0.7
500,000	#	Commonwealth Bank of Australia, 2.125%, due 03/17/14	503,969	0.2

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

OTHER NOTE: (continued)
500,000		General Electric Capital Corp., 1.083%, due 12/20/13	$500,850	0.2
200,000		General Electric Capital Corp., 3.125%, due 03/12/14	202,322	0.1
800,000		JPMorgan Chase & Co., 1.023%, due 12/15/13	802,955	0.3
745,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	764,998	0.3
1,000,000		JPMorgan Chase Bank NA, 0.331%, due 10/22/13	998,876	0.4
3,750,000		JPMorgan Chase Bank NA, 0.356%, due 10/22/13	3,750,000	1.5
4,125,000		PepsiCo, Inc., 0.875%, due 10/25/13	4,126,721	1.6
300,000		Rabobank Nederland, 2.500%, due 12/12/13	301,226	0.1
2,720,000	#	Rabobank Nederland, 4.200%, due 05/13/14	2,782,823	1.1
5,500,000		Svenska Handelsbanken AB, 0.386%, due 10/04/13	5,500,000	2.2
4,500,000		Toyota Motor Credit Corp., 0.264%, due 12/11/13	4,500,000	1.8
500,000		Toyota Motor Credit Corp., 0.678%, due 10/17/13	500,601	0.2
8,000,000		Wells Fargo Bank NA, 0.380%, due 12/23/13	8,000,000	3.1
3,500,000		Westpac Banking Corp, 0.533%, due 10/28/13	3,500,000	1.4
945,000		Westpac Banking Corp, 1.850%, due 12/09/13	947,780	0.3
		Total Other Note (Cost $52,958,420)	52,958,420	20.9

Principal Amount†		Value	Percentage of Net Assets

TREASURY DEBT: 13.7%
5,500,000	Treasury Bill, 0.035%, due 10/17/13	$5,499,915	2.2
21,750,000	Treasury Bill, 0.038%, due 10/24/13	21,749,476	8.6
7,384,000	Treasury Bill, 0.098%, due 09/18/14	7,376,962	2.9
	Total Treasury Debt (Cost $34,626,353)	34,626,353	13.7

	Total Investments in Securities (Cost $249,420,605)	$249,420,605	98.6
	Assets in Excess of Other Liabilities	3,455,309	1.4

	Net Assets	$252,875,914	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Other Commercial Paper	$—	$4,899,989	$—	$4,899,989
Certificates of Deposit	—	18,650,973	—	18,650,973
Government Agency Repurchase Agreement	—	31,416,000	—	31,416,000
Treasury Debt	—	34,626,353	—	34,626,353
Government Agency Debt	—	11,689,596	—	11,689,596
Financial Company Commercial Paper	—	22,768,149	—	22,768,149
Other Note	—	52,958,420	—	52,958,420
Other Instrument	10,000,000	—	—	10,000,000
Asset Backed Commercial Paper	—	62,411,125	—	62,411,125

Total Investments, at fair value	$10,000,000	$239,420,605	$—	$249,420,605

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Series Fund, Inc. Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To elect 13 nominees to the Board.

5	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

6	To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Fund.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Fund	1	*	106,651,239.831	3,830,019.160	13,217,239.044	15,530,861.887	139,229,359.922
	2	*	106,077,921.170	4,012,371.794	13,608,205.315	15,530,861.643	139,229,359.922
	5	*	105,639,515.267	5,318,166.917	12,740,815.600	15,530,862.138	139,229,359.922
	6	*	106,328,214.452	4,350,261.515	13,020,022.068	15,530,861.887	139,229,359.922

*	Proposals passed

ING Series Fund, Inc. Registrant

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	198,020,231.751	13,594,478.735	0.000	0.000	211,614,710.486
John V. Boyer	3	*	198,066,017.723	13,548,692.763	0.000	0.000	211,614,710.486
Patricia W. Chadwick	3	*	198,000,747.773	13,613,962.713	0.000	0.000	211,614,710.486
Albert E. DePrince, Jr.	3	*	197,948,547.154	13,666,163.332	0.000	0.000	211,614,710.486
Peter S. Drotch	3	*	197,948,721.038	13,665,989.448	0.000	0.000	211,614,710.486
J. Michael Earley	3	*	197,947,891.418	13,666,819.068	0.000	0.000	211,614,710.486
Martin J. Gavin**	3	*	198,054,232.037	13,560,478.449	0.000	0.000	211,614,710.486
Russell H. Jones	3	*	197,982,022.307	13,632,688.179	0.000	0.000	211,614,710.486
Patrick W. Kenny	3	*	197,976,609.073	13,638,101.413	0.000	0.000	211,614,710.486
Shaun P. Mathews	3	*	198,041,053.562	13,573,656.924	0.000	0.000	211,614,710.486
Joseph E. Obermeyer	3	*	198,018,011.381	13,596,699.105	0.000	0.000	211,614,710.486
Sheryl K. Pressler	3	*	197,945,308.067	13,669,402.419	0.000	0.000	211,614,710.486
Roger B. Vincent	3	*	197,921,969.844	13,692,740.642	0.000	0.000	211,614,710.486

*	Proposal passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

The divestiture of ING U.S., Inc. (“ING U.S.”) by ING Groep (the “Separation Plan”) contemplates one or more transactions, commencing with an initial public offering of ING U.S. common stock (the “IPO”), that are expected to result in a direct or indirect “Change of Control Event” for ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), which in turn will result in the automatic termination of the advisory agreement for the Fund, with ING Investments ( the “Current Advisory Agreement”) and the sub-advisory agreement between ING Investments and ING IM with respect to the Fund (the “Current Sub-Advisory Agreement” and collectively with the Current Advisory Agreement, the “Current Agreements”). The decision by the Board, including a majority of the Independent Directors, to approve the a new investment advisory agreement for the Fund with ING Investments (the “Proposed Advisory Agreement”) and a new investment sub-advisory agreement between ING Investments and ING IM with respect to the Fund (the “Proposed Sub-Advisory Agreements,” and collectively with the Proposed Advisory Agreement, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Fund was based on a determination by the Board that it would be consistent with the interests of the shareholders of the Fund for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Fund, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, acting primarily through its Contracts Committee, conducted a thorough review of the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Contracts Committee is a committee comprised of all of the Independent Directors and exclusively of the Independent Directors. A substantial portion of this review was conducted as part of, and in conjunction with, the Contracts Committee’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, which are set forth in the Fund’s Annual Report for the period ended March 31, 2013 (the “Current Agreement Considerations”).

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in the Current Agreement Considerations, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the performance of the Fund; (3) the management fees, sub-advisory fees and other expenses of the Fund; (4) the profits realized by ING Investments and its affiliates from operating the Fund; and (5) the extent to which benefits from economies of scale can be expected to be realized by the Fund, ING Investments and its affiliates as assets of the Fund grow.

In addition to the information identified in the Current Agreement Considerations, the Contracts Committee requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and ING IM. Among other things, the Contracts Committee, acting through independent legal counsel to the Independent Directors (“Independent Counsel”), prepared and delivered to ING Investments written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Fund, if any, and on the business and operations of ING U.S. and its affiliated entities, including ING Investments and ING IM. Written and oral responses to these inquiries were received and considered by the Contracts Committee prior to making its recommendations to the Board.

In connection with its consideration of the Proposed Agreements, the Contracts Committee reviewed the preliminary registration statement on Form S-1 of ING U.S. filed with the Securities and Exchange Commission on November 9, 2012 (the “S-1 Registration”) relating to the proposed IPO and participated in meetings with senior management of ING U.S., ING Investments, and ING IM regarding the information presented in the S-1 Registration and related matters. Among other things, the Contracts Committee considered the arrangements anticipated to be in place between ING Groep and ING

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

U.S. during the course of the Separation Plan, the anticipated use of the potential proceeds that may be realized from the IPO and potential capital structure of ING U.S. following the IPO, as well as the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by subsidiary insurance companies of ING U.S. To assist them in their review and consideration of the S-1 Registration and related matters, the Independent Directors retained the services of special independent counsel (“Special Counsel”), which had retained the services of an independent investment banking firm with extensive experience relating to business operations of the type to be conducted by ING U.S. The Independent Directors met with Independent Counsel, Special Counsel and the investment banking firm retained by Special Counsel to discuss and consider ING U.S.’s anticipated business plan and capitalization (as presented in the S-1 Registration and related information provided by ING Investments and its affiliates), including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization requirements.

During the course of their consideration of the Current Agreements and the Proposed Agreements, the Independent Directors met with senior management representatives of ING U.S. and received information regarding: (1) the anticipated management and organizational structure of ING U.S. and its affiliates; (2) the anticipated capital structure of ING U.S. following the IPO and during the implementation of other components of the Separation Plan; (3) the lines of business in which ING U.S. is expected to operate following the IPO; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of ING Investments and ING IM. In addition, beginning in 2011 and periodically throughout 2012, the Independent Directors met with and received reports from senior management of ING Investments and its affiliates regarding, among other things, the financial condition and results of operations of ING U.S. and its investment management line of business, organizational and personnel changes within ING U.S. and actions being taken by ING U.S. in preparation for the proposed IPO and implementation of the Separation Plan. The Independent Directors also received and reviewed copies of financial statements of ING U.S. as and when such statements became publicly available, including most recently the financial statements of ING U.S. for the quarter ended September 30, 2012.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 9, 2013, the Board, including all of the Independent Directors, acting on the recommendation of the Contracts Committee, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Fund. The conclusions reached by the Contracts Committee and the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

ADDITIONAL INFORMATION

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Fund, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to the Fund, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Fund, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the administrator for the Fund, will be renamed Voya Funds Services, LLC. The Fund as well as the Registrant that the Fund is organized under will also be renamed.

The new Registrant and Fund name will be as follows:

Current Registrant Name / Current Fund Name	New Registrant Name / New Fund Name, effective May 1, 2014
ING Series Fund, Inc.	Voya Series Fund, Inc.
ING Money Market Fund	Voya Money Market Fund

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-AFIMM	(0913-112113)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2013